UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2022

THE L.S. STARRETT COMPANY
(Exact name of registrant as specified in its charter)

Massachusetts 1-367 04-1866480 (State or Other Jurisdiction of Incorporation) (Commission File Number) (IRS Employer Identification No.)
121 CRESCENT STREET, ATHOL, MASSACHUSETTS 01331
(Address of principal executive offices) (Zip Code)
Registrant's telephone number:
978-249-3551

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class              Trading Symbol(s) Name of each exchange on
     which registered
Class A Common Stock, $1.00 par value per share     SCX         New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	Results of Operations and Financial Condition
On November 3, 2022, the L.S. Starrett Company (the “Company”) announced its financial results for the fiscal year first quarter period ended September 30, 2022. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934,
as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this
Item 2.02 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

ITEM 9.01.	Financial Statements and Exhibits
Exhibit Number	Description
99.1	Press release dated November 3, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2022                    THE L.S. STARRETT COMPANY

                            By:    /s/ John C. Tripp
Name: John C. Tripp
Title: Chief Financial Officer and Treasurer